Subsequent Events	6 Months Ended
Jun. 30, 2015
Subsequent Events
Subsequent Events

15Subsequent Events

On July 24, 2015, at the annual meeting of stockholders, Dr. John Coustas was re-elected as Class I director and Mr. Myles R. Itkin was re-elected as Class I director, each for a three-year term expiring at the annual meeting of stockholders in 2018. The Board of Directors was reduced to six directors as Dr. Robert A. Mundell did not stand for re-election at the annual meeting of stockholders.